UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 23, 2010

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, PlainsCapital Corporation, a Texas corporation (the “Company”), entered into that certain Amended and Restated Loan Agreement, dated as of October 1, 2001 (as amended, the “Loan Agreement”), and that certain Credit Agreement, dated as of October 13, 2006 (as amended, the “Credit Agreement”), with, and made notes evidencing debts thereunder payable to, JPMorgan Chase Bank, NA, a national banking association and the successor by merger to Bank One, NA (Illinois) (“JPM”). As previously amended, the Loan Agreement and the Credit Agreement permit the Company to borrow pursuant to revolving lines of credit up to a maximum principal balance of $20.00 million and $10.00 million, respectively. As of April 1, 2010, the Company had outstanding borrowings of approximately $17.20 million and $7.65 million pursuant the Loan Agreement and the Credit Agreement, respectively.

On April 23, 2010, the Company entered into that certain Eighth Amendment to Amended and Restated Loan Agreement and that certain Modification Agreement (collectively, the “Loan Amendments”) with JPM amending the Loan Agreement and the Credit Agreement, respectively. The Loan Amendments, among other things, amended each of the Loan Agreement and the Credit Agreement to permit PlainsCapital Bank, a wholly owned subsidiary of the Company, to have an increased Non-Performing Asset Ratio, as defined in the Loan Agreement and the Credit Agreement.

Copies of the Loan Amendments are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. You are encouraged to read the Loan Amendments for a more complete understanding of their terms. The foregoing description of the Loan Amendments is qualified in its entirety by reference to the full text of the Loan Amendments.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Eighth Amendment to Amended and Restated Loan Agreement, dated as of April 23, 2010, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.2	Modification Agreement, dated as of April 23, 2010, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: April 28, 2010	By:	/S/ ALLEN CUSTARD
	Name:	Allen Custard
	Title:	Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

10.1	Eighth Amendment to Amended and Restated Loan Agreement, dated as of April 23, 2010, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.

10.2	Modification Agreement, dated as of April 23, 2010, between JPMorgan Chase Bank, NA and PlainsCapital Corporation.